Exhibit 10.1.1


                            Agreed Form Cover Sheet


                              dated 6 March 2006,



attaching:

1. the form of 1992 ISDA Master Agreement (Multicurrency - Cross Border);

2. the Agreed Form Schedule thereto (Sidley Austin document number: 964905);

3. the form of 1995 ISDA Credit and Support Annex (Bilateral Form - Transfer) (the "CSA pre-printed form") forming part of the Schedule; and

4. the Agreed Form Paragraph 11 to the CSA pre-printed form (Sidley Austin document number: 966856),

between

(1) ABN AMRO BANK N.V., LONDON BRANCH; and

(2) GRANITE MASTER ISSUER plc, and

signed for the purposes of identification by:

/s/ Illegible Signature  /S/ Illegible Signature
-------------------------------------------------

ABN AMRO Bank N.V., London Branch

on 6th March 2006; and

/s/ Sidley Austin
-------------------------------------------------

SIDLEY AUSTIN

on 6 March 2006.

(Multicurrency - Cross Border)

                                     ISDA,
                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT


         dated as of the Effective Date specified in the Confirmation

        ABN AMRO BANK N.V., LONDON BRANCH and GRANITE MASTER ISSUER plc
               ---------------------------   ---------------------------

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: -

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to
     (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


     Copyright (c) 1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:-

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to
               Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (11) a Change in Tax Law.


                                      2                           ISDA(R) 1992

     (ii) Liability. If: -

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

(a) Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).


                                      3                           ISDA(R) 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 1 1, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,


                                      4                           ISDA(R) 1992
organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under
     Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
     (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however


                                      5                           ISDA(R) 1992
     described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: -

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
          (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
          (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: -

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event


                                      6                           ISDA(R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:-

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): -

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an lndemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.


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6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) Transfer to Avoid Termination Event. If either an Illegality under
     Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(l) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) Right to Terminate. If: -

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then


                                      8                           ISDA(R) 1992
     continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

     (i) If notice designating an Early Termination Date is given under
     Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifLing any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method or the "Second Method. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default: -

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the


                                      9                           ISDA(R) 1992

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event: -

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties: -

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (11) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a` penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.


                                      10                           ISDA(R) 1992

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: -

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e). Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. if for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For tbe purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.


                                      11                           ISDA(R) 1992

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document


                                      12                           ISDA(R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section l(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any


                                      13                           ISDA(R) 1992
reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:-

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:-

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party fiom and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of hnding the relevant amount plus 1% per annum.


                                      14                           ISDA(R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(l) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have


                                     15                           ISDA(R) 1992
been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: -

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.


                                      16                          ISDA(R) 1992

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specialed Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect ofany payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:OO a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market


                                      17                          ISDA(R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause
(b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

ABN AMRO BANK N.V., LONDON BRANCH                 GRANITE MASTER ISSUER plc
----------------------------------        --------------------------------
     (Name of Party)                           (Name of Party)

By:                                       By:
   -------------------------------           -----------------------------
   Name:                                     Name:
   Title:                                    Title:
   Date:                                     Date:


                                      18                          ISDA(R) 1992

                                            ABN AMRO/Granite Master Issuer plc
                                    Cross Currency/Interest Rate ISDA Schedule
                                                Agreed Form Version: 06.03.06.


                             Agreed Form Schedule

(Multicurrency - Cross Border)

                                   SCHEDULE

                                    to the

                                   1992 ISDA

                               MASTER AGREEMENT

         dated as of the Effective Date specified in the Confirmation,


between

(1) ABN AMRO BANK N.V., LONDON BRANCH ("Party A"); and

(2) GRANITE MASTER ISSUER plc ("Party B").

Part 1.  Termination Provisions.

(a) "Specified Entity" means in relation to Party A for the purpose of:-

     Section 5(a)(v), none

     Section 5(a)(vi), none

     Section 5(a)(vii), none

     Section 5(b)(iv), none

     and in relation to Party B for the purpose of:-

     Section 5(a)(v), none

     Section 5(a)(vi), none

     Section 5(a)(vii), none

     Section 5(b)(iv), none

(b) "Specified Transaction" will have the meaning specified in Section 14.

(c) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B.

     "Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement.

     "Threshold Amount" means, with respect to Party A, an amount equal to two per cent. (2%) of its total shareholders' equity as specified from time to time in the most recent annual report of ABN AMRO Holding N.V. containing consolidated financial statements, prepared in accordance with accounting principles that are generally accepted for institutions of its type in the jurisdiction of its organization and certified by independent public accountants, or its equivalent in any other currency.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:-

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "Termination Currency" means Sterling.

(h) Additional Termination Event will apply. The events which constitute Additional Termination Events are set forth in Part 5(f), Part 5(k)(iii),
     Part 5(l)(iv) and Part 5(m)(v) of this Agreement.

Part 2. Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purposes of Section 3(f) of the Agreement, neither Party A nor Party B make any representation.

Part 3. Agreement to Deliver Documents

     For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a) Tax forms, documents or certificates to be delivered are:-

         Party required to      Form/Document/         Date by which to be
         deliver document       Certificate            delivered
         None                   None                   None


(b) Other documents to be delivered are:-

         Party required         Form/Document/                 Date by which            Covered by
         to deliver             Certificate                    to be delivered          Section 3(d)
         document                                                                       Representation

         Party A and            Appropriate evidence of its    On signing of this       Yes
         Party B                signatory's authority          Agreement

         Party B                Certified copy of              On signing of this       Yes
                                board resolution               Agreement

         Party A                Legal opinion of counsel (in   On signing of this       No
                                form and substance             Agreement
                                satisfactory to Part B)

         Party B                Legal opinion of counsel (in   On signing of this       No
                                form and substance             Agreement
                                satisfactory to Part A)

         Party A                An executed original of the    On signing of this       No
                                Credit Support Document        Agreement
                                listed in Part 4(f) below


Part 4. Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

     Address for notices or communications to Party A:-

     Address:            250 Bishopsgate
                         London
                         EC2M 4AA

     Attention:          Jennie Gilbertson/Peter Wightwick/
                         Paul James Wood/Miriam Corcoran

     Facsimile No:       +44 (0)20 7678 3666

     Address for notices or communications to Party B:-

     Address:            Granite Master Issuer plc
                         Fifth Floor
                         100 Wood Street
                         London
                         EC2V 7EX

     With a copy to:     Northern Rock plc
                         Northern Rock House
                         Gosforth
                         Newcastle upon Tyne
                         NE3 4PL

     Attention:          Andy McClean

     Facsimile No.:      +44 (0)191 279 4929


     With a copy to the Note Trustee:-

     Address:            The Bank of New York
                         One Canada Square
                         48th Floor
                         London
                         E14 5AL

     Attention:          Corporate Trust (Global Structured Finance)

     Facsimile No.:      +44 (0)20 7964 6399

(b)  Process Agent. For the purpose of Section 13(c) of this Agreement:-

     Party A appoints as its Process Agent: None.

     Party B appoints as its Process Agent: None.

(c)  Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:-

     Party A is not a Multibranch Party and will act through its London branch.

     Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent shall be as specified in the Confirmation.

(f)  Credit Support Document. Details of any Credit Support Document:-

     In respect of Party A: the 1995 Credit Support Annex (Bilateral Form - Transfer) between Party A and Party B dated as of the Effective Date specified in the Confirmation (the "Credit Support Annex").

     In respect of Party B: none.

(g)  Credit Support Provider.

     Credit Support Provider means, in relation to Party A, none.

     Credit Support Provider means, in relation to Party B, none.

(h) Governing Law. This Agreement will be governed by and construed in accordance with English law.

(i) Netting of Payments. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

Part 5. Other Provisions

(a)  Definitions and Interpretation

     Capitalised terms used in this Agreement shall, except where the context otherwise requires and save where otherwise defined in this Agreement, bear the meanings given to them in the Programme Master Definitions Schedule and the Issuer Master Definitions Schedule (each as described in the Confirmation). Such Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with such Programme Master Definitions Schedule.

     For the purposes of this Agreement:

     "Issuer Notes" has the meaning given to such term in the Confirmation.

(b)  No Set-Off

     (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 6. For the avoidance of doubt, Section 2(c) shall not be affected by this provision.

     (ii) Section 6(e) shall be amended by the deletion of the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(c)  Security Interest

     Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the terms and conditions of the Issuer Deed of Charge and acknowledges notice of such assignment.

(d)  Disapplication of certain Events of Default

     Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v),
     Section 5(a)(vii)(2),(5),(6),(7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

     Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2),(5),(6) and (7).

     Sections 5(a)(vii)(3) and 5(a)(vii)(4) are deleted in their entirety and replaced with the following:

     "(3) makes a general assignment, arrangement or composition with or for the benefit of its creditors, provided that where such general assignment, arrangement and/or composition is contemplated by the Transaction Documents, this Section 5(a)(vii)(3) shall not apply to Party B; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or a petition is presented for its winding-up or liquidation or the making of an administration order against it and such proceeding or petition results in a judgment of insolvency or bankruptcy or the making of an order for its winding-up, administration or liquidation".

(e)  Disapplication of certain Termination Events

     The "Tax Event" and "Tax Event Upon Merger" provisions of Sections 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party B.

(f)  Additional Termination Events

     (A)  Party B Additional Termination Events:

     The following shall each constitute an Additional Termination Event with respect to Party B:

     (i) Note Enforcement Notice. The Note Trustee serves an Issuer Enforcement Notice on Party B in accordance with Condition 9 (Events of Default) of the Issuer Notes.

     (ii) Early Redemption. The Issuer Notes are redeemed in full in accordance with Condition 5(E) or (F) at any time prior to their Final Maturity Date.

     In the case of (i) and (ii) above, Party B shall be the sole Affected Party[, except that: in the case of (i), if the event described therein occurs on or after the Termination Date (as defined in the Confirmation), there shall be deemed to be two Affected Parties for the purposes only of
     Section 6(b)(iv)].(1)

     (B)  Party A Additional Termination Event:

     The following shall constitute an Additional Termination Event with respect to Party A:

     Without prejudice to any other remedies available to Party B under this Agreement or otherwise, it shall be an Additional Termination Event under this Agreement if the Additional Tax Representation in Part 5(n)(iii) proves to have been incorrect or misleading in any material respect with respect to one or more Transactions when made or repeated or deemed to have been made or repeated. The sole Affected Party shall be Party A.


---------------------
(1) The words in square brackets will be incorporated into the Confirmation only where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

(g)  Northern Rock plc as Party B's Agent

     Party B hereby declares that pursuant to the Issuer Cash Management Agreement it has appointed Northern Rock plc to act as its agent for the purpose, inter alia, of the operation of this Agreement and dealing with payments hereunder. Accordingly, unless and until written notice is received by Party A from the Note Trustee that such appointment has been terminated, Party A shall be entitled to treat all communications and acts relating to this Agreement received from or carried out by Northern Rock plc as agent for Party B under the Issuer Cash Management Agreement as being those of Party B, and Party B hereby agrees to ratify and confirm the same.

(h)  Security, Enforcement and Limited Recourse

     (i) Party A confirms to Party B that it is, or will be, by the date hereof, bound by the terms of the Issuer Deed of Charge and, in particular, confirms that: (i) save as otherwise expressly set out in the Issuer Deed of Charge, no sum shall be payable by or on behalf of Party B to it except in accordance with the Issuer Priority of Payments as set out in the Issuer Deed of Charge (as the same may be amended, restated, supplemented and/or otherwise modified from time to time); and (ii) it will not take any steps for the winding up, dissolution or reorganization or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B except as provided in the Issuer Deed of Charge.

     (ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it shall have recourse only to sums available to Party B for the purpose of making payments to Party A in accordance with the relevant Issuer Priority of Payments and the Issuer Deed of Charge.

    (iii) If, on any payment date under a Transaction, an amount is payable by Party B to Party A and Party B does not pay such amount in full on such date (after the application of Section 2(c) to such Transaction) because of the limitation contained in Part 5(h)(i) above, then: (A) payment by Party B of the shortfall (and the corresponding payment obligation of Party A with respect to such shortfall (being the full amount Party A would otherwise owe on such date less the actual amount payable by Party A determined in accordance with Part 5(h)(iii)(C) below)) will not then fall due, [but will instead be deferred until the first Payment Date (as defined in the Confirmation) thereafter on which sufficient funds are available (subject to the limitation in Part 5(h)(i) above)](2),
          (B) failure by Party B to make the full payment under such Transaction (after the application of Section


---------------------
(2) The words in square brackets will not be incorporated into the Confirmation where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

          2(c) to such Transaction) shall not constitute an Event of Default for the purpose of Section 5(a)(i), and (C) the obligation of Party A to make payment to Party B, in respect of the same Transaction, on such date, will be reduced so that Party A will be obligated to pay the Equivalent Percentage of the amount it would otherwise owe under that Transaction. "Equivalent Percentage" means the percentage obtained by dividing the amount paid by Party B by the amount it would have paid on the relevant date absent such limitation multiplied by one hundred provided that, in respect of any Transaction where the Confirmation provides that Party B makes payments on a monthly basis and Party A makes payments on a quarterly basis, the Equivalent Percentage shall be adjusted by the Calculation Agent so as to reflect all of the amounts paid by Party B during the relevant quarterly period applicable to Party A's quarterly payment.

     (iv) If an Early Termination Date results from an Event of Default or a Termination Event, any amount payable (the payment of which was deferred or not paid in the circumstances described under Part 5(h)(iii) above by Party A or by Party B, as the case may be, under this Agreement) will be deemed to be Unpaid Amounts owing to Party B or, as the case may be, owing to Party A on the Early Termination Date.

     (v) Following the calculation thereof, and in any event no later than two Local Business Days prior to any relevant Payment Date (as defined in the Confirmation), Party B agrees to notify Party A of the amount of any shortfall[, the payment of which by Party B is deferred in accordance with Part 5(h)(iii) above)](3).

(i)  Scope of Agreement

     It is hereby understood and agreed that the provisions of this Agreement shall only apply to the Transaction entered into between Party A and Party B on the Trade Date specified in the only Confirmation (other than the Credit Support Annex) that supplements, forms part of, and is subject to this Agreement (and, for the avoidance of doubt, all references in this Agreement to "Confirmation" shall be to such Confirmation or, as the context requires, the Credit Support Annex) and that no other Transaction may be entered into pursuant hereto except in accordance with sub-Parts 5(k)(i)(A), 5(k)(ii)(B), 5(l)(i)(D), 5(l)(iii), 5(m)(i)(A), 5(m)(ii)(A)
     or 5(m)(iv), or where the Rating Agencies have confirmed in writing that the then current ratings of the Issuer Notes would not be adversely affected by such other Transaction.

---------------------
(3) The words in square brackets will not be incorporated into the Confirmation where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

(j)  Authorised Person

     For the purposes of Section 3 of this Agreement, Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into and until all outstanding payment and delivery obligations of Party A, from time to time, under this Agreement have been satisfied in full) that it is an authorised person for the purposes of the Financial Services and Markets Act 2000 (or any successor to it).

(k) Ratings Downgrade of Party A - Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. ("S&P")

     (i)  Initial S&P Note Downgrade Event

     In the event that an Initial S&P Note Downgrade Event occurs, then Party A shall, within 30 days of the occurrence of such Initial S&P Note Downgrade Event, at its own cost, either:-

     (A) provide collateral in the form of cash and/or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

     (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1+" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Issuer Notes by S&P from time to time; or

     (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1+" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Issuer Notes by S&P from time to time; or

     (D) take such other action as Party A may agree with S&P as will result in the rating of the Issuer Notes then outstanding following the taking of such action being rated no lower than the rating of the Issuer Notes immediately prior to such downgrade.

     If any of sub-paragraphs (k)(i)(B), (k)(i)(C) or (k)(i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (k)(i)(A) above will be transferred back to Party A, and Party A will not be required to transfer any additional collateral in respect of such particular Initial S&P Note Downgrade Event.

     (ii) Subsequent S&P Note Downgrade Event

          (A) Party A shall, within 10 days of the occurrence of a Subsequent S&P Note Downgrade Event, at its own cost and expense, use its best endeavours to take the action set out in sub-paragraph
               (k)(i)(B) above; and

          (B) if, at the time a Subsequent S&P Note Downgrade Event occurs, Party A has provided collateral in accordance with the provisions of the Credit Support Annex pursuant to sub-paragraph (k)(i)(A) above following an Initial S&P Note Downgrade Event, it will continue to provide collateral notwithstanding the occurrence of a Subsequent S&P Note Downgrade Event until such time as the action in sub-paragraph
               (k)(ii)(A) above has been taken.

     If the action set out in sub-paragraph (k)(ii)(A) above is taken at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (k)(i)(A) above will be transferred back to Party A, and Party A will not be required to transfer any additional collateral in respect of such Subsequent S&P Note Downgrade Event.

     (iii) Additional Termination Events

          If Party A does not take any of the measures described in sub-paragraphs (k)(i) or (k)(ii) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following the Initial S&P Note Downgrade Event or Subsequent S&P Note Downgrade Event, as applicable, with Party A as the sole Affected Party.

          However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph (k)(iii) if Party B has found a replacement counterparty willing to enter into a new transaction with Party B on terms that reflect as closely as reasonably possible (as the Note Trustee, on behalf of Party B may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transaction with Party A.

     (iv) S&P Definitions

          For the purposes of this Part 5(k):

          an "Initial S&P Note Downgrade Event" will occur where:

          (a) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "A-1+" (or its equivalent) by S&P, and

          (b) as a result of such cessation, the then current rating of the Issuer Notes may, in the reasonable opinion of S&P, be downgraded or placed under review for possible downgrade; and

          a "Subsequent Note Downgrade Event" will occur where:

          (a) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB-" (or its equivalent) by S&P, and

          (b) as a result of such cessation, the then current rating of the Issuer Notes may, in the reasonable opinion of S&P, be downgraded or placed under review for possible downgrade.

(l)  Ratings Downgrade of Party A - Moody's Investors Service Limited
     ("Moody's")

     (i)  Initial Moody's Note Downgrade Event

          Within 30 days of the occurrence of an Initial Moody's Note Downgrade Event, Party A shall, on a reasonable efforts basis and at its own cost, attempt to:

          (A) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B or (y) a replacement third party which, as agreed with Moody's, will not adversely affect the ratings of the Issuer Notes; or

          (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement. Such co-obligor or guarantor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person, who as agreed with Moody's, will not adversely affect the ratings of the Issuer Notes; or

          (C) take such other action as Moody's shall confirm to Party A will remedy an Initial Moody's Note Downgrade Event; or

          (D) provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

          If any of sub-paragraphs (l)(i)(A), (l)(i)(B) or (l)(i)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph
          (l)(i)(D) above will be transferred back to Party A and Party A will not be required to transfer any additional collateral as a consequence of such particular Initial Moody's Note Downgrade Event.

     (ii) Subsequent Moody's Note Downgrade Event

          Party A shall, within 30 days of the occurrence of a Subsequent Moody's Note Downgrade Event, on a reasonable efforts basis and at its own cost, attempt to:

          (A) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party which, as agreed with Moody's, will not adversely affect the ratings of the Issuer Notes; or

          (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement. Such co-obligor or guarantor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person, who as agreed with Moody's, will not adversely affect the ratings of the Issuer Notes; or

          (C) take such other action as Moody's shall confirm to Party A will remedy a Subsequent Moody's Note Downgrade Event.

     (iii) Subsequent Moody's Note Downgrade Event - Collateral Requirements

          Pending compliance with any of sub-paragraphs (l)(ii)(A), (l)(ii)(B) or (l)(ii)(C) above, Party A will at its own cost and within 10 days of such Subsequent Moody's Note Downgrade Event or 30 days of the occurrence of an Initial Moody's Note Downgrade Event, whichever is the earlier, provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; provided that, if at the time when a Subsequent Moody's Note Downgrade Event occurs, Party A has provided collateral pursuant to the Credit Support Annex pursuant to sub-paragraph (l)(i)(D) above, it will continue to provide collateral notwithstanding the occurrence of a Subsequent Moody's Note Downgrade Event.

          If any of sub-paragraphs (l)(ii)(A), (l)(ii)(B) or (l)(ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to this sub-paragraph (l)(iii) will be transferred back to Party A and Party A will not be required to transfer any additional collateral (subject always to any collateral which may be required pursuant to sub-paragraph (l)(i)(D) above and unless a further Subsequent Moody's Note Downgrade Event occurs).

     (iv) Additional Termination Events and Event of Default

          If Party A does not take the measures described in sub-paragraph
          (l)(i) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following an Initial Moody's Note Downgrade Event with Party A as the sole Affected Party.

          If Party A does not take the measures described in sub-paragraph
          (l)(iii) above such failure shall give rise to an Event of Default with respect to Party A and shall be deemed to have occurred on the tenth day following such Subsequent Moody's Note Downgrade Event with Party A as the sole Defaulting Party. Further, it shall constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of sub-paragraph
          (l)(iii), Party A has failed, having applied reasonable efforts, to comply with any of sub-paragraphs (l)(ii)(A), (l)(ii)(B) or
          (l)(ii)(C) and such Additional Termination Event shall be deemed to have occurred on the thirtieth day following such Subsequent Moody's Note Downgrade Event with Party A as the sole Affected Party.

          However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph (l)(iv) if Party B has found a replacement counterparty willing to enter into a new transaction with Party B on terms that reflect as closely as reasonably possible (as the Note Trustee, on behalf of Party B, may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transactions with Party A.

     (v)  Mark-to-Market valuation

          In relation to paragraphs (l)(i)(D) and (iii) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by it of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iii) above, Party A will, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

     (vi) Moody's Definitions

          For the purposes of this Part 5(l):

          an "Initial Moody's Note Downgrade Event" will occur where:

          (a) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "A1" (or its equivalent) by Moody's, or

          (b) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "P-1" (or its equivalent) by Moody's;


          a "Subsequent Moody's Note Downgrade Event" will occur where:

          (a) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "A3" (or its equivalent) by Moody's, or

          (b) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "P-2" (or its equivalent) by Moody's; and

          "Required Ratings" means, in respect of a person, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "P-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

(m)  Ratings Downgrade of Party A - Fitch Ratings Ltd ("Fitch")

     (i)  Initial Fitch Note Downgrade Event

          Party A will, on a reasonable efforts basis, within 30 days of the occurrence of an Initial Fitch Note Downgrade Event, at its own cost, either:-

          (A) provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement, in accordance with the provisions of the Credit Support Annex; or

          (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

          (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

          (D) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes then outstanding being maintained, or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that Initial Fitch Downgrade Event so that none of the courses of action outlined at (m)(i)(A), (m)(i)(B) or (m)(i)(C) above need be pursued in respect of such Initial Fitch Downgrade Event.

               If any of sub-paragraphs (m)(i)(B), (m)(i)(C) or (m)(i)(D) are satisfied at any time all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (m)(i)(A) will be transferred back to Party A and Party A will not be required to transfer any additional collateral in consequence of the particular Initial Fitch Note Downgrade Event.

          (ii) First Subsequent Fitch Note Downgrade Event

               Party A will,

               (A) at its own cost, within 30 days of the occurrence of a First Subsequent Fitch Note Downgrade Event provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; provided that, if at the time when a First Subsequent Fitch Note Downgrade Event Party A has provided collateral pursuant to the Credit Support Annex pursuant to sub-paragraph (m)(i)(A) above it will continue to provide collateral notwithstanding the occurrence of a First Subsequent Fitch Note Downgrade Event; provided further that, in either case, the mark-to-market calculations and the correct and timely provision of collateral thereunder are verified by an independent third party within five Local Business Days of the date on which collateral is provided pursuant to this sub-paragraph
                    (l)(ii)(A) and thereafter, on a periodic basis on every fifth Local Business Day whilst collateral is being provided pursuant to this sub-paragraph (l)(ii)(A) (with the costs of such independent verification being borne by Party A); or

               on a reasonable efforts basis, within 30 days of the occurrence of a First Subsequent Fitch Note Downgrade Event, at its own cost, either:

               (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

               (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

               (D) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes then outstanding being maintained, or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that First Subsequent Fitch Downgrade Event so that none of the courses of action outlined at (m)(ii)(A), (m)(ii)(B) or (m)(ii)(C) above need be pursued in respect of such First Subsequent Fitch Downgrade Event.

               If any of sub-paragraphs (m)(ii)(B), (m)(ii)(C) or (m)(ii)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (m)(ii)(A) above will be transferred back to Party A and Party A will not be required to transfer any additional collateral as a consequence of the particular First Subsequent Fitch Note Downgrade Event.

         (iii) Second Subsequent Fitch Note Downgrade Event

               Party A will, on a reasonable efforts basis, within 30 days of the occurrence of a Second Subsequent Fitch Note Downgrade Event, at its own cost, either:

               (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

               (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

               (C) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes then outstanding being maintained, or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that Second Subsequent Fitch Downgrade Event so that none of the courses of action outlined at (m)(iii)(A) or (m)(iii)(B) above need be pursued in respect of such Second Subsequent Fitch Downgrade Event.


          (iv) Second Subsequent Fitch Note Downgrade Event - Collateral Requirements

               Pending compliance with any of sub-paragraphs (m)(iii)(A),
               (m)(iii)(B) or (m)(iii)(C) above, Party A will provide, at its own cost, within 10 days of such Second Subsequent Fitch Note Downgrade Event or 30 days of the occurrence of First Subsequent Fitch Note Downgrade Event, whichever is the earlier, collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; provided that, if at the time when an Initial Fitch Note Downgrade Event or a First Subsequent Fitch Note Downgrade Event, as the case may be, occurs Party A has provided collateral pursuant to the Credit Support Annex pursuant to sub-paragraphs (m)(i)(A) or (m)(ii)(A) above, it will continue to provide collateral notwithstanding the occurrence of a Second Subsequent Fitch Note Downgrade Event; provided further that in either case, the mark-to-market calculations and the correct and timely provision of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A).

               If any of sub-paragraphs (m)(iii)(A), (m)(iii)(B) or
               (m)(iii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to this sub-paragraph (m)(iv) will be transferred back to Party A and Party A will not be required to transfer any additional collateral as a consequence of the particular Second Subsequent Fitch Note Downgrade Event.

          (v)  Additional Termination Events

               If Party A does not take any of the measures described in sub-paragraphs (m)(i), (m)(ii) or (m)(iii) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such Initial Fitch Note Downgrade Event, First Subsequent Fitch Note Downgrade Event or Second Subsequent Fitch Note Downgrade Event, as the case may be, with Party A as the sole Affected Party.

               However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph (m)(v) if Party B has found a replacement counterparty willing to enter a new transaction with Party B on terms that reflect as closely as reasonably possible (as the Note Trustee, on behalf of Party B, may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transactions with Party A.

          (vi) Fitch Definitions

               For the purposes of this Part 5(m):

               an "Initial Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor) cease to be rated at least as high as "A+" (or its equivalent) by Fitch, and the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F1" (or its equivalent) by Fitch;

               a "First Subsequent Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch, and the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F2" (or its equivalent) by Fitch; and

               a "Second Subsequent Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch, and the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F3" (or its equivalent) by Fitch.

     (n)  Additional Section 3 and Tax Deductibility Representations

          (i) Section 3 is amended by the addition at the end thereof of the following additional representation:-

               "(g) No Agency. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

          (ii) Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into) that its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

         (iii) The following representation (the "Additional Tax
               Representation") will apply to Party A and will not apply to Party B and will be deemed to be repeated by Party A at all times until the termination of this Agreement. In relation to each Transaction, either:

               (A) it is resident in the United Kingdom for United Kingdom tax purposes, or

               (B)  the conditions of Paragraph 31(6) or Paragraph 31(7) of
                    Schedule 26 of the Finance Act 2002 (in each case as amended or re-enacted from time to time) are satisfied with respect to the relevant Transaction.

     (o)  Recording of Conversations

          Each party: (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel, and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

     (p)  Relationship between the parties

          The Agreement is amended by the insertion after Section 14 of an additional Section 15, reading in its entirety as follows:

          "15. Relationship between the parties

          Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

          (i) Non Reliance. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

          (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

         (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction."

     (q)  Tax

          The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

          "(d) Deduction or Withholding for Tax

          (i) Requirement to Withhold

          All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "Deducting Party"):-

          (A)  will promptly notify the other party ("Y") of such requirement;

          (B) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (C) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (D) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "Gross Up Amount") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

     (ii) Liability

          If:

          (A) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

          (B)  X does not so deduct or withhold; and

          (C) a liability resulting from such Tax is assessed directly against X,

          then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "Liability Amount") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

    (iii) Tax Credit, etc.

          (a) Where Party A pays an amount in accordance with Section 2(d)(i)(D) or 2(d)(ii)(C) above, Party B undertakes as follows:-

               (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment or in the case of
                    Section 2(d)(ii)(B) the amount to be assessed ("Tax Credit"), it shall pay to Party A on the next Note Interest Payment Date after receipt of the same so much of the cash benefit (as determined in accordance with sub-paragraph (iii)(a)(2) below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required or the amount had not been so assessed;

               (2) the "cash benefit" shall, in the case of credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in sub-paragraph (iii)(a)(1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, shall be the amount of the repayment together, in either case, with any related interest or similar payment obtained by Party B; and

               (3) it will use all best endeavours to obtain any Tax Credit as soon as is reasonably practicable, provided that it shall be the sole judge of the amount of any such Tax Credit and of the date on which the same is received and shall not be obliged to disclose to Party A any information regarding its tax affairs or tax computations save that Party B shall, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received.

                    The definition of "Indemnifiable Tax" in Section 14 shall be deleted and the following shall be substituted therefor:

                    "Indemnifiable Tax" means any Tax."

     (r)  Change of Account

          Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

          "; provided that such new account shall be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a long-term unsecured and unsubordinated debt obligation rating of at least "A1" by Moody's and a short-term unsecured, unsubordinated and unguaranteed debt obligation rating of at least "P-1" by Moody's and "A-1+" by S&P."

     (s)  Condition Precedent

          Section 2(a)(iii) shall be amended by the deletion of the words "or Potential Event of Default" in respect of conditions precedent to the obligations of Party A only.

     (t)  Representations

          (i) Section 3(a)(v) shall be amended by the addition of the words "(with the exception of Section 11 insofar as it relates to any Stamp Tax)" after the words "this Agreement".

          (ii) Section 3(b) shall be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

     (u)  Transfers

          (i) Section 7 of this Agreement shall not apply to Party A, who shall be required to comply with, and shall be bound by, the following:

               Without prejudice to Section 6(b)(ii) Party A may transfer all its interest and obligations in and under this Agreement to any other entity (a "Transferee"), provided that:

               (a) it has given five Business Days prior written notice to the Note Trustee;

               (b) the Transferee's long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and its short-term, unsecured and unsubordinated debt obligations are then rated not less than "P-1" by Moody's, "A-1+" by S&P and "F1" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "P-1" by Moody's, "A-1+" by S&P and "F1"by Fitch (or its equivalent by any substitute rating agency);

               (c) as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of Tax under this Agreement;

               (d) a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer;

               (e) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

               (f) (if the Transferee is domiciled in a different country from both Party A and Party B) S&P, Moody's and Fitch have provided prior written notification that the then current ratings of the Issuer Notes will not be adversely affected.

               Following such transfer all references to Party A shall be deemed to be references to the Transferee.

     (v)  Contracts (Rights of Third Parties) Act 1999

          A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

     (w) Calculations if an Early Termination Date occurs as a result of an Event of Default or Additional Termination Event where Party A is the Defaulting Party or the sole Affected Party.

          Subject to compliance with clause 14.3(m) (Issuer Swap Agreements) of the Issuer Deed of Charge, upon the occurrence of an Event of Default or an Additional Termination Event where Party A is the Defaulting Party or the sole Affected Party, as applicable, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination Date) to proceed in accordance with
          Section 6 of the Agreement subject to the following:

          (i) For the purposes of Section 6(d)(i) of this Agreement, Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

          (ii) The following amendments shall be deemed to be made to the definitions of "Market Quotation":

               (a) the word "firm" shall be added before the word "quotations" in the second line; and

               (b) the words "provided that the documentation relating thereto is either the same as this Agreement and the Confirmations with respect to the Terminated Transactions (and the long-term unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A1" by Moody's, and its short-term, unsecured and unsubordinated debt obligations are rated not less than "P-1" by Moody's, "A-1+" by S&P and "F1" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating (by another rating agency) that is acceptable to each such Rating Agency) or the Rating Agencies have confirmed in writing such proposed documentation will not adversely impact the ratings of the Issuer Notes" shall be added after "agree" in the sixteenth line; and

               (c) the last sentence shall be deleted and replaced with the following:

                    "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the arithmetic mean of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

         (iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the
               Agreement:

               (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to sub-paragraph (w)(iii)(C) below;

               (B) Party A shall, for the purposes of Section 6(e), be permitted to obtain quotations from Reference
                    Market-makers; and

               (C) if no quotations have been obtained within six Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined.

          (iv) Party B will be deemed to have discharged its obligations under sub-paragraph (w)(iii)(A) above if it requests that Party A (such request to be in writing and made within two Local Business Days after the occurrence of the Early Termination
               Date) obtains quotations from Reference Market-makers and Party A agrees to act in accordance with such request.

          (v) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

                                    ISDA(R)
             International Swaps and Derivatives Association, Inc.


                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                             ISDA Master Agreement


           dated as of the Trade Date specified in the Confirmation


                                    between



ABN AMRO BANK N.V., LONDON BRANCH       and          GRANITE MASTER ISSUER plc
         ("Party A")                                       ("Party B")


This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6, the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).

Paragraph 1. Interpretation

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment, and in relation to the assets, delivery.

Paragraph 2.  Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:

     (i) the Credit Support Amount
     exceeds

     (ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) Return Amount. Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

     exceeds

     (ii) the Credit Support Amount.

Paragraph 3. Transfers, Calculations and Exchanges

(a) Transfers. All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

     (i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;

     (ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

     (iii) in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c) Exchanges.

     (i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

     (ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the "Exchange Date"); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

Paragraph 4. Dispute Resolution

(a) Disputed Calculations or Valuations. If a party (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

     (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

     (2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

     (3) the parties will consult with each other in an attempt to resolve the dispute; and

     (4) if they fail to resolve the dispute by the Resolution Time. then:

          (i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(c), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

               (A) utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

               (B) calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

               (C) utilising the procedures specified in Paragraph 11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

          (ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given the Valuation Agent or resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

(b) No Event of Default. The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

Paragraph 5. Transfer of Title, No Security Interest, Distributions and Interest Amount

(a) Transfer of Title. Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) No Security Interest. Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c) Distributions and Interest Amount.

     (i) Distributions. The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

     (ii) Interest Amount. Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

Paragraph 6. Default

If any Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of
Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

Paragraph 7. Representation

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien encumbrance or other restriction (other than lien routinely imposed on all securities in a relevant clearance system).

Paragraph 8. Expenses

Each party will pay its own costs and expenses (including any stamp, transfer, or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

Paragraph 9. Miscellaneous

(a) Default Interest. Other than in the case of an amount which is the subject of dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) Demands and Notices. All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 10. Definitions

As used in this Annex:

"Base Currency" means the currency specified as such in Paragraph 11(a)(i).

"Base Currency Equivalent" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"Credit Support Amount" means, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"Credit Support Balance" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"Delivery Amount" has the meaning specified in Paragraph 2(a).

"Disputing Party" has the meaning specified in Paragraph 4.

"Distributions" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"Distribution Date" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"Eligible Credit Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in party of such securities by the relevant issuer.

"Eligible Currency" means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

"Equivalent Credit Support" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"Equivalent Distributions" has the meaning specified in Paragraph 5(c)(i).

"Exchange Date" has the meaning specified in Paragraph 11(d).

"Exposure" means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to
Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(A); if not amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

     (x) the amount of cash in such currency on that day; multiplied by

     (y) the relevant Interest Rate in effect for that day; divided by

     (z) 360 (or, in the case of pounds sterling, 365).

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"Interest Rate" means with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

"Local Business Day" , unless otherwise specified in Paragraph 11(h), means:

     (i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

     (ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose.

     (iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

     (iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

"New Credit Support" has the meaning specified in Paragraph 3(c)(i).

"Notification Time" has the meaning specified in Paragraph 11(c)(iv).

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 4; provided however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 2.

"Resolution Time" has the meaning specified in Paragraph 11(c)(i).

"Return Amount" has the meaning specified in Paragraph 2(b).

"Settlement Day" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"Threshold" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

"Transferee" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"Transferor" means, in relation to a Transferee, the other party.

"Valuation Agent" has the meaning specified in Paragraph 11(c)(i).

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

"Valuation Percentage" means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

"Valuation Time" has the meaning specified in Paragraph 11(c)(iii).

"Value" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

     (i) Eligible Credit Support comprised in a Credit Support Balance that is:

          (A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

          (B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

     (ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

                                            ABN AMRO/Granite Master Issuer plc
              Cross Currency/Interest Rate Paragraph 11 to the English law CSA
                                                 Agreed Form Version: 06.03.06


                           Agreed Form Paragraph 11

Paragraph 11.  Elections and Variables

(a)  Base Currency and Eligible Currency.

     (i)  "Base Currency" means Pounds Sterling.

     (ii) "Eligible Currency" means the Base Currency and each other currency specified here:
          If the Transaction is a EUR/GBP cross currency swap transaction, Euro; If the Transaction is a USD/GBP cross currency swap transaction, US Dollars.

     It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Eligible Currency, the Valuation Percentage specified in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant rating agency ("Additional Valuation Percentage"), such Additional Valuation Percentage being as agreed by the parties and approved by the relevant rating agency. For the purpose of this Annex, references to the "relevant rating agency" shall mean the rating agency whose Ratings Criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(b)  Credit Support Obligations.

     (i)  Delivery Amount, Return Amount and Credit Support Amount.

          (A) "Delivery Amount" has the meaning specified in Paragraph 2(a), except that the words "upon a demand made by the Transferee" shall be deleted.

          (B)  "Return Amount" has the meaning specified in Paragraph 2(b).

          (C) "Credit Support Amount" has the meaning specified in Paragraph 11 (h)(vi).

     (ii) Eligible Credit Support. The following items will qualify as "Eligible Credit Support" for Party A:

                                                                      Valuation               Valuation
                                                                      Percentage              Percentage
                                                                    in respect of          in respect of S&P
                                                                        Moody's

          (A)       cash in an Eligible Currency                         100 %                    100 %


                                      11


          (B)       Negotiable debt obligations denominated     In relation to residual       In relation to
                    in an Eligible Currency issued by the         maturity as set out      residual maturity as
                    Government of any one of the following:              below:               set out below:
                    Austria, Belgium, Finland, France,
                    Germany, Italy, Luxembourg, the                   (i)      98.5%          (i)      98.5%
                    Netherlands, Portugal, Spain and the
                    Republic of Ireland in each case having a         (ii)     tbd            (ii)     tbd
                    residual maturity at the date of their
                    transfer to Party B (i) of not more than          (iii)    tbd            (iii)    tbd
                    one year; (ii) equal to or greater than
                    one year but less than five years; (iii)          (iv)     tbd            (iv)     tbd
                    equal to or greater than five years but
                    less than ten years; or (iv) equal to or
                    greater than ten years (with local and
                    foreign currency long term issuer ratings
                    of Moody's Aa3, S&P AA- and Fitch AA- or
                    above)

          (C)       Negotiable debt obligations denominated     In relation to residual       In relation to
                    in an Eligible Currency issued by the         maturity as set out      residual maturity as
                    Government of the United Kingdom having a            below:               set out below:
                    residual maturity at the date of their
                    transfer to Party B (i) of not more than          (i)      98.5%          (i)      98.5%
                    one year; (ii) equal to or greater than
                    one year but less than five years; (iii)          (ii)     tbd            (ii)     tbd
                    equal to or greater than five years but
                    less than ten years; or (iv) equal to or          (iii)    tbd            (iii)    tbd
                    greater than ten years (with local and
                    foreign currency long term issuer ratings         (iv)     tbd            (iv)     tbd
                    of Moody's Aa3, S&P AA- and Fitch AA- or
                    above)

          (D)       Negotiable debt obligations denominated     In relation to residual       In relation to
                    in an Eligible Currency issued after 18       maturity as set out      residual maturity as
                    July 1984 by the U.S. Treasury Department            below:               set out below:
                    having a residual maturity at the date of
                    their transfer to Party B (i) of not more         (i)      98.5%          (i)      98.5%
                    than one year; (ii) equal to or greater
                    than one year but less than five years;           (ii)     tbd            (ii)     tbd
                    (iii) equal to or greater than five years
                    but less than ten years; or (iv) equal to         (iii)    tbd            (iii)    tbd
                    or greater than ten years (with local and
                    foreign currency long term issuer ratings         (iv)     tbd            (iv)     tbd
                    of Moody's Aa3, S&P AA- and Fitch AA- or
                    above)


                                      12


          (E)       Negotiable debt obligations of the US       In relation to residual       In relation to
                    Government National Mortgage Association,     maturity as set out      residual maturity as
                    the US Federal Home Loan Mortgage                    below:               set out below:
                    Corporation, the US Student Loans
                    Marketing Association or a US Federal             (i)      98.5%          (i)      98.5%
                    Home Loan Bank in each case having a
                    residual maturity at the date of their            (ii)     tbd            (ii)     tbd
                    transfer to Party B (i) of not more than
                    one year; (ii) equal to or greater than           (iii)    tbd            (iii)    tbd
                    one year but less than five years; (iii)
                    equal to or greater than five years but           (iv)     tbd            (iv)     tbd
                    less than ten years; or (iv) equal to or
                    greater than ten years (with local and
                    foreign currency long term issuer ratings
                    of Moody's Aa1, S&P AA+ and Fitch AA+ or
                    above)

          (F)       such other items as agreed between Party              tbd                      tbd
                    A and the Rating Agencies, from time to
                    time, which Party B can lawfully receive
                    from, and transfer back to, Party A as
                    required, that will qualify as Eligible
                    Credit Support.



          "tbd" means a percentage to be determined in accordance with the relevant Rating Agency.

          For the purposes of Fitch, Valuation Percentage shall mean, in respect of paragraphs 11(b)(ii)(B) to (F), the Advanced Rate as published by Fitch under the heading "Notes: Rating/AAA" in the table entitled "Advance Rates (%)" in Appendix 3 to Fitch's Structured Finance Report entitled "Counterparty Risk in Structured Finance Transactions: Swap Criteria" dated 13 September 2004, save that Valuation Percentage shall mean, for the purposes of Fitch, 100% in respect of paragraph 11(b)(ii)(A) only.

          Where negotiable debt obligations are rated by only one of the above relevant rating agencies, the rating applied will be based on the rating of that agency.

          Where the ratings and/or the Valuation Percentages of the relevant rating agencies differ with respect to the same negotiable debt obligation, for the purposes of (B) to (E) above the lower of the ratings and/or the Valuation Percentages, as the case may be, shall apply.

    (iii) Thresholds.

          (A) "Independent Amount" means, for Party A and Party B, with respect to each Transaction, zero.

          (B)  "Threshold" means for Party A:

               infinity, unless (A) (i) an Initial S&P Note Downgrade Event and/or an Initial Moody's Note Downgrade Event and/or an Initial Fitch Note Downgrade Event has occurred AND (ii) Party A has not otherwise complied with Part 5(k)(i)(B), (C) or (D) and/or Part 5(l)(i)(A), (B) or (C) and/or Part 5(m)(i)(B), (C) or (D), respectively, of the Agreement, OR (B) (i) a Subsequent S&P Note Downgrade Event and/or a Subsequent Moody's Note Downgrade Event and/or a First Subsequent Fitch Note Downgrade Event and/or a Second Subsequent Fitch Note Downgrade Event has occurred AND (ii) Party A has not otherwise complied with Part 5(k)(ii)(A) and/or Part 5(l)(iii)(A), (B) or (C) and/or Part 5(m)(ii)(B), (C) or (D) or Part 5(m)(iii)(A), (B) or (C)
               respectively, of the Agreement, then its Threshold shall be zero.

               "Threshold" means for Party B: infinity.

          (C) "Minimum Transfer Amount" means, with respect to Party A and Party B, GBP 1,000,000 provided, that if (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

               Notwithstanding the provisions of Paragraph 11(iii)(C), when the Credit Support Amount with respect to a Transferor on a Valuation Date is zero, then for the purposes of any Return Amount due to such Transferor, the Minimum Transfer Amount with respect to the Transferee shall be zero.

          (D) "Rounding". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)  Valuation and Timing.

     (i)  "Valuation Agent" means Party A in all circumstances.

     (ii) "Valuation Date" means each Local Business Day.

    (iii) "Valuation Time" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 1:00 p.m., London time, on a Local Business Day.

(d)  Exchanges.

     (i) For the purposes of Paragraph 3(c) notice must be given by the "Exchange Notification Time" which will be 1:00 p.m., London time, on a Local Business Day failing which the relevant notice will be deemed to have been received on the following Local Business Day.

     (ii) "Exchange Date" has the meaning specified in Paragraph 3(c)(ii).

(e)  Dispute Resolution.

     (i) "Resolution Time" means 1:00 p.m., London time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 4.

     (ii) Value. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be an amount calculated as follows:

          (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("Securities") the Base Currency Equivalent of the sum of:

               (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub-paragraphs (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

               (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

          (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof.

     (iii) Alternative. The provisions of Paragraph 4 will apply.

(f)  Distributions and Interest Amount.

     (i) Interest Rate. The "Interest Rate" in relation to each Eligible Currency specified below will be determined on the following basis:


          Eligible Currency                Rate Source                                 Spread

          Euro                             EONIA (as defined below)                    Zero


                                      15


          US Dollars                       USD-Federal Funds-H.15 (as defined          Zero
                                           in the 2000 Definitions (as
                                           defined below))

          GB Sterling                      SONIA (as defined below)                    Zero



     (ii) Transfer of Interest Amount. The Interest Amount in relation to each currency comprised in the Credit Support Balance for each Interest Period will be credited to the Credit Support Balance on the first Local Business Day following the end of each calendar month to the extent that Party B has earned and received such amount of interest and that a Delivery Amount would not be created or increased by that transfer, and on any other Local Business Day on which Equivalent Credit Support is transferred to the Transferor pursuant to Paragraph 2(b).

    (iii) Alternative to Interest Amount. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

(g)  Addresses for Transfers.

     Party A:

     FedWire Securities

     To be advised by Party A

     USD Cash

     To be advised by Party A

     All other Cash and Securities

     To be advised by Party A

     Party B:

     To be advised by Party B

(h)  Other Provisions.

     (i)  Definitions. The following amendments shall be made to Paragraph 10.

          (a)  The following definition shall be added:

"Collateralised Transaction" means the Transaction designated as such in the Confirmation and/or specified in the Appendix A to this Annex. For the avoidance of doubt, the Transaction constituted by this Annex is not a Collateralised Transaction.

The definition of "Exposure" shall be amended to replace the words "Transactions (other than the Transaction constituted by this Annex)" in the fourth line with the words "Collateralised Transactions".

     (ii) Interest Amount. The following amendments shall be made to the definitions of "Interest Amount", "Interest Period" and "Interest Rate":

          (a) The definition of "Interest Amount" shall be deleted and replaced with the following:

               "Interest Amount" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

               (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

               (y)  the relevant Interest Rate; divided by

               (z)  360 (or in the case of pounds sterling, 365).

          (b) The definition of "Interest Period" shall be deleted and replaced with the following:

               "Interest Period" means each calendar month.

          (c) The definition of "Interest Rate" shall be deleted and replaced with the following:

               "Interest Rate" for any day during an Interest Period means, with respect to cash in an Eligible Currency, the rate equal to the sum of (a) the rate determined in accordance with the Rate Source specified in Paragraph 11(f)(i), and (b) the Spread (which may be a negative number) specified in Paragraph 11(f)(i). Notwithstanding the foregoing, in relation to any day of the Interest Period which is not a Local Business Day for the relevant Eligible Currency, the applicable rate shall be the rate determined for the immediately preceding Local Business Day. Where a Rate Source is specified in Paragraph 11(f)(i) using a Floating Rate Option defined in Section 7.1 of the Annex to the 2000 ISDA Definitions (the "2000 Definitions"), then the Rate Source shall be determined in accordance with the relevant Floating Rate Option as though such day (or where relevant, the immediately preceding Local Business Day) were a Reset Date.

          (d) "SONIA" for any day, means the reference rate equal to the overnight rate as calculated by the Wholesale Market Brokers Association which appears on the Telerate Page 3937 under the heading "Sterling Overnight Index" as of 9:00 a.m., London time, on the first London Banking Day following that day.

          (e) "EONIA" for any day means the reference rate equal to the overnight rate as calculated by the European Central Bank and appearing on the Telerate Page 247 on the first TARGET Settlement Day following that day. For the purposes of this Annex, TARGET Settlement Day means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

          (f) "Rating Agency" means any one of Fitch, S&P or Moody's, as the context requires.

          (g) "Fitch" means Fitch Ratings Ltd and includes any successors thereto.

          (h) "Moody's" means Moody's Investors Service Limited and includes any successors thereto.

          (i) "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto.

    (iii) Implementation of Credit Support Annex.

          Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, Party A's obligation to transfer Eligible Credit Support pursuant to the terms of this Credit Support Annex will be subject to the provisions of Part 5(k), (l) and (m) of the Schedule to this Agreement.

     (iv) The definitions of "Transferee" and "Transferor" in Paragraph 10 of this Annex shall be deleted in their entirety and replaced with the following in lieu thereof:

          "Transferor" means Party A; and

          "Transferee" means Party B,

          and, for the avoidance of Party B shall have no obligation to make transfer of any Delivery Amounts to Party A pursuant to the terms of this Annex.

     (v)  Credit Support Amount.

          "Credit Support Amount" shall have the meaning set out in (a), (b) or (c) below, as appropriate, save that if credit support is required to be provided hereunder by Party A to Party B pursuant to the provisions of more than one of Part 5(k), (l) and (m) of the Schedule to this Agreement, the amount of such credit support shall be determined by reference to the definition of "Credit Support Amount" that would yield the greatest Delivery Amount:

          (a) where the credit support is to be provided pursuant to the provisions of Part 5(k)(i) or (ii) of the Schedule to this Agreement, an amount calculated in accordance with the S&P criteria used by S&P in S&P's Structured Finance report entitled "Global Interest Rate and Currency Swaps: Calculating the Collateral Required Amount" published on 26 February 2004 and S&P's article entitled "Standard and Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" publication dated 17 December 2003;

          (b) where the credit support is to be provided pursuant to the provisions of Part 5(l)(i) or (iii) of the Schedule to this Agreement, with respect to a Transferor on a Valuation Date,
               (i) the product of A multiplied by the Transferee's Exposure plus (ii) the product of B multiplied by the current aggregate notional amount of all outstanding Transactions at that time; plus (iii) all Independent Amounts applicable to the Transferor (if any) minus (iv) all Independent Amounts applicable to the Transferee (if any) minus (v) the Transferor's Threshold; provided however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero, where "A" and "B" shall have the meanings given to them in Appendix C hereto; and

          (c) where the credit support is to be provided pursuant to the provisions of Part 5(m)(i), (ii) or (iv) of the Schedule to this Agreement, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) the applicable volatility cushion at that time determined by reference to the table set out in Appendix D hereto or such other data as may be provided by Fitch at that time multiplied by 105% (and for such purpose calculating the relevant weighted average life assuming a zero prepayment rate and zero default rate in relation to the Mortgages beneficially owned by the Issuer) multiplied by the aggregate notional amount of all outstanding Transactions at that time; plus (iii) all Independent Amounts applicable to the Transferor (if any) minus (iv) all Independent Amounts applicable to the Transferee (if any) minus (v) the Transferor's Threshold; provided however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

     (vi) Transfer Timing.

          (a) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                    "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

          (b) The definition of Settlement Day shall be deleted and replaced with the following:

                    "Settlement Day" means the next Local Business Day after the Demand Date

          (c)  For the purposes of this Paragraph 11(h)(i):

                    "Demand Date" means, with respect to a transfer by a party:

                    (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 (other than a transfer pursuant to Paragraph 3(c)(ii)(A)) or Paragraph 4(a)(2), the relevant Valuation Date. For the avoidance of doubt, for the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support;

                    (ii) in the case of a transfer pursuant to Paragraph
                         3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange; and

                   (iii) in the case of a transfer pursuant to Paragraph
                         5(c)(i), the Distributions Date.

                    (vii) Early Termination.

                          The heading for Paragraph 6 shall be deleted and replaced with "Early Termination" and the following shall be added after the word "Default" in the first line of Paragraph 6, "or a Termination Event in relation to all (but not less than all) Transactions".

                   (viii) Costs of Transfer on Exchange.

          Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar Transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

                                  APPENDIX A

                          COLLATERALISED TRANSACTIONS



The following Transaction is a Collateralised Transaction,

either the cross-currency rate swap Transaction, or the rate swap Transaction, as applicable, between Party A and Party B as evidenced by the Confirmation (as defined in the ISDA Master Agreement).

                                  APPENDIX B

Volatility Buffer for Issuer Notes rated 'AA-' or higher by S&P, where the Collateralised Transaction is a USD/GBP cross currency swap transaction


---------------------------- ---------------------------- ---------------------------- ---------------------------
Counterparty rating          Maturities up to 5 years     Maturities up to 10          Maturities up to 30
                             (%)                          years (%)                    years (%)
---------------------------- ---------------------------- ---------------------------- ---------------------------
A-1                          6.00                         7.00                         7.50
A-2                          9.00                         11.25                        13.25
A-3                          11.00                        15.50                        18.25
BB+ or lower                 15.25                        21.00                        26.50
---------------------------- ---------------------------- ---------------------------- ---------------------------
Volatility Buffer for Issuer Notes rated 'AA-' or higher by S&P, where the
Collateralised Transaction is a EUR/GBP cross currency swap transaction

---------------------------- ---------------------------- ---------------------------- ---------------------------
Counterparty rating          Maturities up to 5 years     Maturities up to 10          Maturities up to 30
                             (%)                          years (%)                    years (%)
---------------------------- ---------------------------- ---------------------------- ---------------------------
A-1                          4.50                         5.50                         6.25
A-2                          6.50                         7.75                         9.25
A-3                          7.75                         9.50                         12.00
BB+ or lower                 10.50                        13.00                        15.00
---------------------------- ---------------------------- ---------------------------- ---------------------------
Volatility Buffer for Issuer Notes rated 'A' or 'A+' by S&P, where the
Collateralised Transaction is a USD/GBP cross currency swap transaction

---------------------------- ---------------------------- ---------------------------- ---------------------------
Counterparty rating          Maturities up to 5 years     Maturities up to 10          Maturities up to 30
                             (%)                          years (%)                    years (%)
---------------------------- ---------------------------- ---------------------------- ---------------------------
A-2                          8.00                         9.25                         10.75
A-3                          9.50                         12.00                        14.50
BB+ or lower                 12.75                        16.50                        20.75
------------------------------ --------------------------- --------------------------- ---------------------------
Volatility Buffer for Issuer Notes rated 'A' or 'A+', by S&P where the
Collateralised Transaction is a EUR/GBP cross currency swap transaction

---------------------------- ---------------------------- ---------------------------- ---------------------------
Counterparty rating          Maturities up to 5 years     Maturities up to 10          Maturities up to 30
                             (%)                          years (%)                    years (%)
---------------------------- ---------------------------- ---------------------------- ---------------------------
A-2                          5.75                         7.00                         8.25
A-3                          7.00                         8.00                         10.00
BB+ or lower                 9.00                         11.25                        13.75
------------------------------ --------------------------- --------------------------- ---------------------------


                                  APPENDIX C



(i) In the case of an Initial Moody's Note Downgrade Event, where the Transferee's Exposure is a positive number, "A" means 102% or where the Transferee's Exposure is equal to zero or is a negative number, "A" means 98% and "B" means 1.6%;

(ii) In the case of a Subsequent Moody's Note Downgrade Event, where the Transferee's Exposure is a positive number, "A" means equal to or greater than 102% or where the Transferee's Exposure is equal to zero or is a negative number, "A" means equal to or greater than 98% and "B" means equal to or greater than 3.7%; and

(iii) In all other cases, , "A" means 0% and "B" means 0%.

                                  APPENDIX D



                       Volatility Cushion for all Notes

Where the Collateralised Transaction is a USD/GBP cross currency swap transaction


---------------------------------------------------------------------------------------------------------------------
                                                Weighted Average Life (Years)
---------------------------------------------------------------------------------------------------------------------
Notes'      1      2      3      4      5      6      7      8      9      10     11     12     13     14     >=15
rating
AA- or      1.1    2.4    3.8    5.1    6.2    7.3    8.5    9.6    10.7   11.8   12.8   13.9   14.9   15.9   16.8
better
A+ or A     0.8    1.7    2.7    3.6    4.4    5.2    6.0    6.8    7.6    8.4    9.1    9.8    10.6   11.2   11.9
A-/BBB+     0.7    1.5    2.3    3.1    3.9    4.5    5.2    5.9    6.6    7.3    7.9    8.6    9.2    9.8    10.4
---------------------------------------------------------------------------------------------------------------------

Where the Collateralised Transaction is a EUR/GBP cross currency swap transaction

---------------------------------------------------------------------------------------------------------------------
                                                Weighted Average Life (Years)
---------------------------------------------------------------------------------------------------------------------
Notes'      1      2      3      4      5      6      7      8      9      10     11     12     13     14     >=15
rating
AA- or      0.9    2.1    3.2    4.2    5.0    5.8    6.7    7.5    8.4    9.2    10.00  10.8   11.6   12.4   13.2
better
A+ or A     0.6    1.5    2.3    3.0    3.6    4.1    4.7    5.3    5.9    6.5    7.1    7.7    8.3    8.8    9.4
A-/BBB+     0.6    1.3    2.0    2.6    3.1    3.6    4.1    4.6    5.2    5.7    6.2    6.7    7.2    7.7    8.2
---------------------------------------------------------------------------------------------------------------------


                   ABN AMRO Bank- Interest Rate Confirmation (Class 6A1 Notes)
                                                                Execution Copy


From:             ABN AMRO Bank N.V., London Branch
                  250 Bishopsgate
                  London
                  EC2M 4AA

Attention:        Jennie Gilbertson/Peter Wightwick/Paul James Wood/Miriam
                  Corcoran

To:               Granite Master Issuer plc
                  Fifth Floor
                  100 Wood Street
                  London
                  EC2V 7EX

Attention:        Securitisation Team, Risk Operations

                                                               24 January 2007


Dear Sirs,

      Re:   Interest Rate Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the " Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Trade Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (now known as Sidley Austin (UK) LLP) and ABN AMRO Bank N.V., London Branch on 6 March 2006.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley

                   ABN AMRO Bank- Interest Rate Confirmation (Class 6A1 Notes)
                                                                Execution Copy

Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK)
LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 19 January 2007 and the Final Terms dated 22 January 2007 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc GBP Series 2007-1 Class 6A1 Notes due 2054. 1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                                         ABN AMRO Bank N.V., London Branch

Party B:                                                         Granite Master Issuer plc

Trade Date:                                                      19 January 2007.

Effective Date:                                                  24 January 2007.

Termination Date:                                                The earlier to occur of (i) the Payment Date
                                                                 falling in December 2013 and (ii) a
                                                                 Pass-Through Trigger Event.

A.       Fixed Payments

Fixed Amounts for Party A:

Fixed Rate Payer:                                                Party A

Party A Calculation Amount:                                      For any Calculation Period, an amount in GBP
                                                                 equal to the Principal Amount Outstanding of
                                                                 the Issuer Notes on the first day of such
                                                                 Calculation Period after any reduction of such
                                                                 Principal Amount Outstanding on such date or,
                                                                 if such date is not a Business Day, the


                                      2

                   ABN AMRO Bank- Interest Rate Confirmation (Class 6A1 Notes)
                                                                Execution Copy

                                                                 next following Business Day (in accordance with
                                                                 Condition 6).

Party A Payment Dates:                                           Each Party A Period End Date.  If the relevant
                                                                 Party A Period End Date is not a Business Day
                                                                 then the Party A Payment Date shall be the
                                                                 next following Business Day.  On the Party A
                                                                 Payment Date falling in December, 2007 the
                                                                 Fixed Amount shall be GBP 25,315,050.00

Fixed Rate:                                                      5.60 per cent. per annum

Party A Fixed Rate Day Count Fraction:                           Actual / Actual ISMA (as defined in the
                                                                 Conditions)

Party A Period End Dates:                                        Each Note Payment Date.  A Party A Period End
                                                                 Date shall not be subject to adjustment in
                                                                 accordance with any Business Day Convention.

B.       Floating Amounts for Party B:

Floating Rate Payer:                                             Party B

Party B Calculation Amount:                                      As at any Party B Payment Date, an amount in
                                                                 GBP equal to the Principal Amount Outstanding
                                                                 of the Issuer Notes on (x) the immediately
                                                                 preceding Note Payment Date (as defined in the
                                                                 Conditions) after any reduction of such
                                                                 Principal Amount Outstanding on such date or
                                                                 if such date is not a Business Day, the next
                                                                 following Business Day (in accordance with
                                                                 Condition 6) or (y) the Effective Date (being
                                                                 GBP 500,000,000 on such date), with respect to
                                                                 each Party B Payment Date falling on or prior
                                                                 to the first Note Payment Date.

                                                                 Provided that if the Party B Payment Date in
                                                                 December of any year falls immediately
                                                                 following the Note Payment Date in such month,
                                                                 the


                                                       3


                   ABN AMRO Bank- Interest Rate Confirmation (Class 6A1 Notes)
                                                                Execution Copy

                                                                 Party B Calculation Amount shall be
                                                                 calculation by reference to the Note Payment
                                                                 Date falling in December of the prior year or
                                                                 , if such date is not a Business Day, the next
                                                                 following Business Day (in accordance with
                                                                 Condition 6).

Party B Payment Dates:                                           The 20th day of each calendar month in each
                                                                 year during the Term from, and including,
                                                                 February 2007 to, but excluding, the
                                                                 Termination Date, subject to adjustment in
                                                                 accordance with the Following Business Day
                                                                 Convention and the Termination Date.

Floating Rate Option:                                            GBP-LIBOR-BBA.

Designated Maturity:                                             3 months; except in respect of the initial
                                                                 Calculation Period for which Linear
                                                                 Interpolation is applicable and in respect of
                                                                 which the Linear Interpolation shall be
                                                                 applied by reference to the 1 month and 2
                                                                 month rates.

Spread B for the Party B Calculation Periods up to and           0.07769 per cent. per annum
including the Calculation Period ending on but excluding
the Termination Date:

Party B Floating Rate Day Count Fraction:                        Actual/365(Fixed)

Reset Dates:                                                     The first day of each Calculation Period;
                                                                 provided however, that in respect of every
                                                                 Party B Calculation Period (other than the
                                                                 first Calculation Period) that does not start
                                                                 on a Quarterly Reset Date, the Floating Rate
                                                                 in effect for such Calculation Period shall be
                                                                 the Floating Rate for the immediately
                                                                 preceding Party B Calculation Period.

Quarterly Reset Date                                             Each Monthly Payment Date (as defined in the
                                                                 Conditions) scheduled to fall in March, June,
                                                                 September and


                                                       4


                   ABN AMRO Bank- Interest Rate Confirmation (Class 6A1 Notes)
                                                                Execution Copy

                                                                 December starting in March 2007.

Initial Payment                                                  On the Effective Date Party A will pay Party B
                                                                 GBP 300,000.

Calculation Agent:                                               Party A

Business Days:                                                   London

C. Account Details:

Payments to Party A:

Account for Payments in GBP:                                     Agent BIC Code:  ABNAGB2L
                                                                 Beneficiary BIC Code:  ABNAGB2L
                                                                 Favour:   ABN AMRO Bank London
                                                                 Direct Chaps Code: 40 50 30
                                                                 Ref: DCM
                                                                 IBAN: GB79 ABNA 4050 3000 1040 78

Payments to Party B:

Account for Payments in GBP:                                     Citibank, N.A., London
                                                                 A/C No. 10860255
                                                                 Sort Code 18-50-08
                                                                 Ref: GATS/Granite Master Issuer plc.

D.       Notice Details:

Party A:                                                         ABN AMRO Bank N.V., London Branch

Address:                                                         250 Bishopsgate
                                                                 London
                                                                 EC2M 4AA
Facsimile Number:                                                +44 (0)20 7678 3666

Attention:                                                       Jennie Gilbertson/Peter Wightwick/Paul James
                                                                 Wood/Miriam Corcoran

Party B:                                                         Granite Master Issuer plc


                                                       5

                   ABN AMRO Bank- Interest Rate Confirmation (Class 6A1 Notes)
                                                                Execution Copy

Address:                                                         Fifth Floor
                                                                 100 Wood Street
                                                                 London
                                                                 EC2V 7EX

With a copy to:                                                  Northern Rock plc
                                                                 Northern Rock House
                                                                 Gosforth
                                                                 Newcastle upon Tyne
                                                                 NE3 4PL

Facsimile Number:                                                +44 (0)191 279 4629

Attention:                                                       Andy McLean / Claire Blackett

With a copy to the                                               The Bank of New York
Issuer Security Trustee:

Address:                                                         One Canada Square
                                                                 48th Floor
                                                                 London
                                                                 E14 5AL

Facsimile Number:                                                +44 (0)20 7964 6399

E. Offices:                                                      The Office of Party A is London.

F.    Miscellaneous:

1.    It is understood and agreed that in the Schedule to the Agreement:

1.1 The words in the square brackets in the last paragraph of Part 5(f)A are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.


Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

                   ABN AMRO Bank- Interest Rate Confirmation (Class 6A1 Notes)
                                                                Execution Copy


Yours faithfully


ABN AMRO BANK N.V., LONDON BRANCH


By:  /s/ Kenneth A. Nicoll
     ----------------------------
Name:  Kenneth A. Nicoll
Title: Director


By:


Name:
Title:



Confirmed as of the date first written:

GRANITE MASTER ISSUER PLC

By:  /s/ Ian Bowden
     ------------------------------
Name:  Ian Bowden
Title: Representing L.D.C.
       Securitisation Director No. 1 Limited
       Director



                                       7